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                                 Exhibit 10.18

                      SECOND AMENDMENT TO LOAN AGREEMENT
                      ----------------------------------

     THIS SECOND AMENDMENT TO LOAN AGREEMENT, dated as of September 11, 1997 (the "Amendment"), is entered into among AXIA INCORPORATED, a Delaware corporation ("AXIA"), and its direct subsidiaries, AMES TAPING TOOL SYSTEMS, INC., a Delaware corporation ("ATTS"), TAPETECH TOOL CO., INC., a Delaware corporation ("TapeTech") (AXIA, ATTS and TapeTech, individually, "Borrower" and collectively, "Borrowers"), the lenders ("Lenders") named in the Loan Agreement referred to below, and AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a national banking association ("ANB"), as agent for Lenders under the Loan Agreement (ANB, in such capacity, being "Agent").

                               R E C I T A L S:
                               - - - - - - - -

     A. Borrowers, Lenders and Agent entered into that certain Loan Agreement, dated as of June 27, 1996, as amended by a First Amendment to Loan Agreement, dated as of March 10, 1997 (the "Loan Agreement").

     B. Borrowers have requested that Agent and Lenders enter into this Amendment in order to amend certain provisions of the Loan Agreement.

     C. Capitalized terms used herein and not otherwise defined shall have the meanings provided for in the Loan Agreement.

1.   AMENDMENT
     ---------

     1.1 Clause (xi) of Subsection 7.3(a) of the Loan Agreement is hereby deleted and the following is inserted in its stead:

          "(xi) Indebtedness not exceeding $2,000,000 at any time outstanding incurred to finance the cost of the acquisition of real or personal tangible property (including Capital Leases); provided that such Indebtedness shall be at least 70% and shall not exceed 100% of the fair value (as determined in good faith by the Board of Directors of AXIA) of such property, and provided, further that such Indebtedness is not secured by any Lien other than a Lien referred to in clause (d) of Section 7.9,"

2.   MISCELLANEOUS
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     2.1  Limited Nature of Amendments. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Loan Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Loan Agreement and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.
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     2.2  Conflict. If there is an express conflict between the terms of this
Amendment and the terms of the Loan Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

     2.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

     2.4 Representations and Warranties. Each Borrower represents and warrants to Agent and Lenders as follows: (A) such Borrower has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder; (B) this Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms; and (C) all representations and warranties of such Borrower contained in the Loan Agreement and all other agreements, instruments and other writings relating thereto are true and complete as of the date hereof.

     2.5 Governing Law. This Amendment shall be construed in accordance with and governed by and the internal laws of the State of Illinois, without giving effect to choice of law principles.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

AXIA INCORPORATED                            AMERICAN NATIONAL BANK AND
                                             TRUST COMPANY OF CHICAGO, as
By:    /s/ Lyle J. Feye                      Agent and as Lender
    -------------------------------
    Name:  Lyle J. Feye
    Title: Vice President

                                             By:   /s/ Jim Hartlieb
                                                 -------------------------------
                                                 Name: Jim Hartlieb
                                                       -------------------------
                                                 Title: Assistant Vice President
AMES TAPING TOOL SYSTEMS, INC.                          ------------------------


By:    /s/ Lyle J. Feye                      THE NORTHERN TRUST COMPANY, as
    -------------------------------          Lender
    Name:  Lyle J. Feye
    Title: Vice President                    By: /s/ R. J. Mallert
                                                 -------------------------------
                                             Name:   R. J. Mallert
                                                   -----------------------------
TAPETECH TOOL CO., INC.                      Title: Vice President
                                                    ----------------------------

By:    /s/ Lyle J. Feye
    -------------------------------
    Name:  Lyle J. Feye                      NATIONAL CITY BANK, as Lender
    Title: Vice President
                                             By:   /s/ D. Tobon
                                                 -------------------------------
                                                 Name: D. Tobon
                                                       -------------------------
                                                 Title: Vice President
                                                        ------------------------

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